Putnam
Municipal
Bond Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional information about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Municipal Bond Fund delivered solid results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004


Report from Fund Management

Fund highlights

 * For the six months ended October 31, 2004, common shares of Putnam Municipal Bond Fund had a total return of 7.44% at net asset value (NAV) and 11.65% at market price.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 4.78%.

 * The average return for the fund's Lipper category, General Municipal Debt Funds (leveraged closed-end), was 6.58%.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

With the economic recovery well underway, lower-rated, high-yield bonds outperformed lower-yielding, higher-quality bonds during the six months ended October 31, 2004. Although your fund is primarily an investment-grade fund, it has a small allocation to lower-rated bonds; over the period, this allocation enabled it to outperform its benchmark, which consists solely of investment-grade bonds. Fund results were also ahead of the average for its Lipper peer group, partly due to the fund's lower exposure to airline-related industrial development bonds (IDBs), which performed poorly. In addition, the prerefunding of one hos pi tal bond in the portfolio contributed to fund returns. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

TOTAL RETURN FOR
PERIODS ENDED 10/31/04

                                            Market
(inception 11/27/92)           NAV          Price
--------------------------------------------------
6 months                      7.44%        11.65%
--------------------------------------------------
1 year                       10.91         12.77
--------------------------------------------------
5 years                      54.62         66.62
Annual average                9.11         10.75
--------------------------------------------------
10 years                    103.58        124.01
Annual average                7.37          8.40
--------------------------------------------------
Annual average
(life of fund)                7.03          5.87
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and mar ket price will fluctuate and you may have a gain or a loss when you sell your shares. Per form ance assumes reinvestment of distributions and does not account for taxes.

FUND PROFILE

Putnam Municipal Bond Fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund is nationally diversified and invests in investment-grade and higher-yielding, lower-rated municipal bonds. The fund may be suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.

Market overview

Over the past six months, which constitute the first half of your fund's 2005 fiscal year, the yield on the 10-year Treasury bond fell, and bond prices, which move in the opposite direction of yields, rose. In mid-March, at the end of the last fiscal period, the bond market had begun to anticipate a change in the Federal Reserve Board's monetary policy. Treasury bonds sold off sharply and pushed yields upward, as strong economic growth and rising corporate profitability increased the likelihood that the Fed would raise short-term interest rates at its June 30 meeting. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point increase, the bond market changed its course. Yields of bonds with maturities in the range of 11-21 years trended downward. At the same time, yields rose for bonds with short maturities and those with very long maturities. This resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads remained essentially flat for the period. However, these higher-yielding securities continued to provide attractive income streams that contributed to the fund's total return during the period. Municipal bonds issued by the state of California were generally strong performers. The state's economy improved to such an extent that three bond-rating agencies -- Moody's, Standard & Poor's, and Fitch -- upgraded the state's credit rating. Tobacco settlement bonds performed fairly well during the period. Yields varied with the results of ongoing legal battles, but declined overall since May. Airline-related IDBs generally performed poorly as the industry continued to face financial difficulties that were made worse by record high oil prices. New York City general obligation bonds did well over the past six months, reflecting a dearth of new issuance, as well as investors' confidence in improving economic prospects for the city.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.78%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.23%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.96%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        6.14%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      2.96%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               3.04%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)              4.87%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/04.
-------------------------------------------------------------------------------

Strategy overview

Because we believe that the Fed is likely to continue to raise short-term interest rates through mid-2005, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. To accomplish this, we began the process of selling longer-term bonds and replacing them with shorter-term bonds, which have a shorter duration. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. The fund maintained its overweight position in tobacco settlement bonds. We closely monitored developments in that sector. The fund had less exposure to airline-related IDBs during the period than did its peers.

In previous fiscal years, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing callable issues scheduled to mature in the 15- to 20-year range. We believe callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                            4/30/04         10/31/04
Average effective
maturity in years             8.2             7.1

Duration in years             9.1             8.3

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

The fund enjoyed strong performance from its investments in New York City general obligation bonds (GOs). The prices of these GOs remained high as a result of low issuance during the summer months, which created an imbalance in supply and demand. In New York City and elsewhere around the Empire State, municipal bonds appear to be benefiting from an improving economic outlook. In California, the sale of $15 billion of economic recovery bonds helped to avert a liquidity crisis and prompted upgrades to the State of California's credit rating by all the major credit rating agencies during the reporting period. In turn, the credit upgrades had a powerful effect on the price of bonds issued within the state.

The fund's modest stake in lower-rated bonds also helped performance tremendously. The more credit-sensitive pockets of the market performed well during the reporting period due to increased demand from investors who were hungry for yield in a low-interest-rate environment. Several of the fund's uninsured holdings in the health-care sector were especially rewarding. South Carolina Jobs Economic Development Authority Revenue Bonds for Palmetto Health Alliance, which are rated Baa2 by Moody's, and Orange County Health Facilities Authority Revenue Bonds for Orlando Regional Healthcare, which are rated A2 by Moody's, exemplify our strategy.

One sector of the lower-rated municipal bond market did not perform well however. Airline-related industrial development bonds (IDBs) underperformed during the six months due to, among other factors, rising fuel costs. The fund retains positions in British Airways, Continental Airlines, and American Airlines -- three carriers that we believe will survive the industry's consolidation. We plan to continue to underweight the sector -- an approach that proved wise during the past six months -- until market conditions improve.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (39.2%)

Aa (4.5%)

A (20.8%)

Baa (24.3%)

Ba (3.9%)

B (1.1%)

Other (6.2%)

Footnote reads:
As a percentage of market value as of 10/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality.


The prerefunding of a formerly distressed holding also boosted performance. The fund held Oklahoma Development Financing Authority Revenue Bonds issued for Hillcrest Healthcare, which had a relatively low bond rating and a history of operating difficulties. The entire system was purchased recently by Ardent Health Services, a for-profit hospital manager expanding its operations in acute care facilities. The bonds rose in value when Ardent announced plans to prerefund the outstanding issues. Prerefunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds.

Tobacco settlement bonds also enjoyed strong performance during the six-month period. These bonds are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. The fund holds tobacco settlement bonds issued by the states of Washington, South Carolina, and Wisconsin. Please note that all holdings in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Judging from the yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. We anticipate greater increases for bonds with shorter maturities because we believe the Fed will continue to raise short-term rates incrementally through mid-2005. This also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust duration as seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate the GDP growth rate will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's Portfolio Leader and Portfolio Members. Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                     $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -  $1,000,001
                     Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
-------------------------------------------------------------------------------------------------------------
David Hamlin         2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader     2003     *
-------------------------------------------------------------------------------------------------------------
Paul Drury           2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     2003     *
-------------------------------------------------------------------------------------------------------------
Susan McCormack      2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     2003     *
-------------------------------------------------------------------------------------------------------------
James St. John       2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     2003     *
-------------------------------------------------------------------------------------------------------------


Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended October 31, 2004, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

------------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 10/31/04
------------------------------------------------------------------------
                                                      Lipper General
                                                        Municipal
                                                       Debt Funds
                                           Lehman      (leveraged
                                          Municipal    closed-end)
                                Market      Bond        category
                       NAV      price      Index        average*
------------------------------------------------------------------------
6 months              7.44%    11.65%      4.78%         6.58%
------------------------------------------------------------------------
1 year               10.91     12.77       6.02          8.93
------------------------------------------------------------------------
5 years              54.62     66.62      41.48         52.49
Annual average        9.11     10.75       7.19          8.78
------------------------------------------------------------------------
10 years            103.58    124.01      97.69        113.51
Annual average        7.37      8.40       7.05          7.86
------------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)      7.03      5.87       6.50          6.98
------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-months, 1-, 5-, and 10-year periods ended 10/31/04, there were 66, 65, 51, and 46 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/04
------------------------------------------------------------------------------------------
Distributions from common shares
------------------------------------------------------------------------------------------
Number                                           6
------------------------------------------------------------------------------------------
Income 1                                         $0.456
------------------------------------------------------------------------------------------
Capital gains 1                                  --
------------------------------------------------------------------------------------------
Total                                            $0.456
------------------------------------------------------------------------------------------
                                                 Series A               Series B
Distributions from preferred shares              (2,920 shares)         (2,400 shares)
------------------------------------------------------------------------------------------
Income 1                                         $164.21                $153.02
------------------------------------------------------------------------------------------
Capital gains 1                                  --                     --
------------------------------------------------------------------------------------------
Total                                            $164.21                $153.02
------------------------------------------------------------------------------------------
Share value (common shares):                     NAV                    Market price
------------------------------------------------------------------------------------------
4/30/04                                          $13.34                 $12.03
------------------------------------------------------------------------------------------
10/31/04                                          13.82                  12.95
------------------------------------------------------------------------------------------
Current return (common shares, end of period)
------------------------------------------------------------------------------------------
Current dividend rate 2                           6.60%                  7.04%
------------------------------------------------------------------------------------------
Taxable equivalent 3                             10.15                  10.83
------------------------------------------------------------------------------------------


 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

 3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.


------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------
                            NAV            Market price
------------------------------------------------------------------------
6 months                   2.42%              -3.50%
------------------------------------------------------------------------
1 year                     8.93                7.84
------------------------------------------------------------------------
5 years                   49.75               58.92
Annual average             8.41                9.71
------------------------------------------------------------------------
10 years                  96.44              107.57
Annual average             6.98                7.58
------------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)           6.96                5.64
------------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.7%)
-------------------------------------------------------------------------------
    $2,420,000 Jefferson Cnty., Swr. Rev. Bonds,
               Ser. A, FGIC, U.S. Govt. Coll., 5s,
               2/1/41                                Aaa             $2,704,350

Alaska (0.2%)
-------------------------------------------------------------------------------
       750,000 Northern Tobacco Securitization
               Corp. Rev. Bonds, 5 1/2s, 6/1/29      BBB                631,875

Arizona (1.2%)
-------------------------------------------------------------------------------
     1,175,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,244,031
     2,000,000 Maricopa Cnty., Poll. Control
               Rev. Bonds (Public Service Co. NM),
               Ser. A, 6.3s, 12/1/26                 Baa2             2,087,500
     1,000,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village),
               7 7/8s, 6/1/09                        AAA/P            1,054,110
                                                                 --------------
                                                                      4,385,641

Arkansas (1.4%)
-------------------------------------------------------------------------------
     3,075,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              3,136,500
     2,000,000 Baxter Cnty., Hosp. Rev. Bonds,
               Ser. B, 5 5/8s, 9/1/28                Baa2             2,025,000
                                                                 --------------
                                                                      5,161,500

California (6.8%)
-------------------------------------------------------------------------------
     1,200,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West), AMBAC, 8.806s,
               7/1/17                                Aaa              1,251,000
       750,000 CA State G.O. Bonds, 5 1/8s, 4/1/23   A                  799,688
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
    11,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             12,608,750
     3,000,000 5 1/2s, 5/1/11                        A2               3,390,000
     1,000,000 CA State Econ. Recvy. G.O. Bonds,
               Ser. A, 5s, 7/1/16                    Aa3              1,080,000
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,743,438
     1,500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                A-               1,591,875
       450,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 02-1
               Ladera Ranch), Ser. A, 5.55s,
               8/15/33                               BB+/P              459,000
     1,000,000 San Diego Cnty., Wtr. Auth. IF COP,
               FGIC, 9.867s, 4/23/08                 Aaa              1,231,250
     1,400,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P           1,438,500
                                                                 --------------
                                                                     25,593,501

Colorado (3.9%)
-------------------------------------------------------------------------------
    27,000,000 CO Hwy. Auth. Rev. Bonds (E-470 Pub.
               Hwy.), Ser. B, zero %, 9/1/35         Baa3             2,801,250
               CO Springs, Hosp. Rev. Bonds
     1,765,000 6 3/8s, 12/15/30                      A3               1,919,437
     1,735,000 6 3/8s, 12/15/30 Prerefunded          A3               2,079,831
     2,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. D, AMBAC, 7 3/4s,
               11/15/13                              AAA              2,482,500
     5,200,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Newport Village),
               Ser. A-8, FSA, 7.1s, 1/1/30           Aaa              5,321,992
                                                                 --------------
                                                                     14,605,010

Connecticut (1.9%)
-------------------------------------------------------------------------------
     7,000,000 CT State Hlth. & Edl. Fac. Auth.
               VRDN, Ser. U, 1.64s, 7/1/33           VMIG1            7,000,000

Florida (3.2%)
-------------------------------------------------------------------------------
     4,015,000 Broward Cnty., Arpt. Syst.
               Rev. Bonds, Ser. L, AMBAC, 5s,
               10/1/25                               Aaa              4,185,638
     3,000,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               3,026,250
     1,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB               1,042,500
       375,000 Okeechobee Cnty., Solid Waste
               Rev. Bonds
               (Waste Management/Landfill), Ser. A,
               4.2s, 7/1/39                          BBB                385,313
     3,000,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Regl. Hlth. Care Syst.),
               Ser. E, 6s, 10/1/26                   A2               3,198,750
                                                                 --------------
                                                                     11,838,451

Georgia (2.0%)
-------------------------------------------------------------------------------
     2,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               2,122,500
       200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               10.777s, 8/1/10                       Aaa                201,234
     1,875,000 Henry Cnty., Wtr. & Swr. Auth.
               Rev. Bonds, FGIC, 5 5/8s, 2/1/30      Aaa              2,048,438
     1,750,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            Aaa              1,903,125
     1,315,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7.4s, 1/1/16                   B+/P             1,359,171
                                                                 --------------
                                                                      7,634,468

Illinois (2.7%)
-------------------------------------------------------------------------------
     4,000,000 Chicago, G.O. Bonds, Ser. A, FSA,
               5s, 1/1/26                            Aaa              4,160,000
     2,750,000 Cook Cnty., G.O. Bonds, Ser. B,
               MBIA, 5s, 11/15/29                    Aaa              2,835,938
     1,600,000 IL Dev. Fin. Auth. Rev. Bonds
               (Midwestern U.), Ser. B, 6s, 5/15/26  A-               1,734,000
     1,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                1,569,375
                                                                 --------------
                                                                     10,299,313

Indiana (1.9%)
-------------------------------------------------------------------------------
     4,215,000 Franklin, Cmnty. Mulit-School Bldg.
               Corp. Rev. Bonds (First Mtg.), FGIC,
               5s, 7/15/26                           AAA              4,383,600
     2,525,000 Hamilton Cnty., Pub. Bldg. Corp.
               G.O. Bonds (First Mtg.), FSA, 5s,
               2/1/26                                Aaa              2,629,156
                                                                 --------------
                                                                      7,012,756

Iowa (0.6%)
-------------------------------------------------------------------------------
     1,710,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,073,375

Kentucky (1.7%)
-------------------------------------------------------------------------------
     1,000,000 Boone Cnty., Poll. Control
               Rev. Bonds (Dayton Pwr. & Lt. Co.),
               Ser. A, 6 1/2s, 11/15/22              Baa3             1,018,370
     2,000,000 Jefferson Cnty., Cap. Corp.
               Rev. Bonds, MBIA, 5 1/2s, 6/1/28      Aaa              2,120,000
     1,200,000 KY Econ. Dev. Fin. Auth. Rev. Bonds
               (Norton Hlth. Care, Inc.), Ser. A,
               6 1/2s, 10/1/20                       BBB+/P           1,308,000
     1,875,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A, 6 5/8s, 10/1/28        BBB/P            2,015,625
                                                                 --------------
                                                                      6,461,995

Louisiana (0.1%)
-------------------------------------------------------------------------------
       300,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.),
               Ser. A, 5s, 2/1/25                    A                  301,500

Maine (0.4%)
-------------------------------------------------------------------------------
     1,350,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              1,427,625

Maryland (0.1%)
-------------------------------------------------------------------------------
       500,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Health),
               5 1/2s, 8/15/33                       Baa2               511,250

Massachusetts (6.7%)
-------------------------------------------------------------------------------
     2,850,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (MA Biomedical Research), Ser. C,
               6 1/4s, 8/1/20                        A1               3,192,000
     6,050,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Med. Ctr. of Central MA), Ser. B,
               AMBAC, 11.32s, 6/23/22                Aaa              7,479,313
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,250,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             1,437,500
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               787,500
     3,000,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               3,150,000
       325,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA, 6.15s, 12/1/29         Aaa                335,969
     3,455,000 MA State Port Auth. Rev. Bonds, U.S.
               Govt. Coll., 13s, 7/1/13              Aaa              5,126,356
     3,700,000 MA State Wtr. Resource Auth. VRDN
               (Multi-Modal), Ser. C, 1.73s, 8/1/20  VMIG1            3,700,000
                                                                 --------------
                                                                     25,208,638

Michigan (4.3%)
-------------------------------------------------------------------------------
     1,435,000 Detroit, G.O. Bonds, Ser. A-1,
               AMBAC, 5 1/4s, 4/1/24                 Aaa              1,555,181
     1,000,000 Detroit, City School Dist. G.O.
               Bonds, Ser. A, FSA, 6s, 5/1/29        AA+              1,217,500
     6,780,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.74s, 7/1/33                    VMIG1            6,780,000
     1,400,000 Dickinson Cnty., Econ. Dev. Corp.
               Poll. Control Rev. Bonds (Intl.
               Paper Co.), Ser. A, 4.8s, 11/1/18     Baa2             1,412,250
       300,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               304,875
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,045,000
       500,000 MI State Strategic Fund, Ltd.
               Mandatory Put Bonds (Dow Chemical),
               5 1/2s, 6/1/13                        A3                 543,750
     1,600,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               A3               1,660,000
     1,350,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              1,409,063
                                                                 --------------
                                                                     15,927,619

Minnesota (0.5%)
-------------------------------------------------------------------------------
       730,000 MN State Hsg. Fin. Agcy. Single Fam.
               Mtge. Rev. Bonds, 6.05s, 7/1/31       Aa1                766,500
       905,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Burnsville),
               Ser. A-9, FSA, 7.1s, 1/1/30           Aaa                926,231
                                                                 --------------
                                                                      1,692,731

Mississippi (0.9%)
-------------------------------------------------------------------------------
       530,000 Lowndes Cnty., Solid Waste Disp. &
               Poll. Control Rev. Bonds
               (Weyerhaeuser Co.), Ser. B, 6.7s,
               4/1/22                                Baa2               630,700
               MS Bus. Fin. Corp. Poll. Control
               Rev. Bonds (Syst. Energy Resources,
               Inc.)
     2,000,000 5.9s, 5/1/22                          BBB              2,022,500
       750,000 5 7/8s, 4/1/22                        Ba1                754,875
                                                                 --------------
                                                                      3,408,075

Missouri (0.6%)
-------------------------------------------------------------------------------
     1,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A                1,031,250
     1,000,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,032,500
                                                                 --------------
                                                                      2,063,750

Montana (0.3%)
-------------------------------------------------------------------------------
     1,175,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              1,266,063

Nevada (2.6%)
-------------------------------------------------------------------------------
     5,000,000 Clark Cnty., Arpt. Rev. Bonds,
               Ser. A-2, FGIC, 5 1/8s, 7/1/26        Aaa              5,231,250
     3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. A,
               AMBAC, 6.1s, 12/1/38                  Aaa              3,363,750
     1,200,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 4 3/4s,
               3/1/10                                BB-/P            1,221,000
                                                                 --------------
                                                                      9,816,000

New Hampshire (0.3%)
-------------------------------------------------------------------------------
       950,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2               957,125

New Jersey (3.6%)
-------------------------------------------------------------------------------
     2,000,000 Newark, Hsg. Auth. Rev. Bonds (Port
               Auth. Newark Marine Terminal), MBIA,
               5 1/4s, 1/1/19                        AAA              2,215,000
               NJ Econ. Dev. Auth. Rev. Bonds
       650,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P              675,188
     1,000,000 (First Mtge. Presbyterian Home),
               Ser. A, 6 3/8s, 11/1/31               BB/P             1,022,500
     1,750,000 (Cigarette Tax), 5 3/4s, 6/15/29      Baa2             1,800,313
       750,000 NJ State Edl. Fac. Auth.
               Rev. Bonds (Fairleigh Dickinson),
               Ser. C, 6s, 7/1/20                    BBB-               820,313
     5,135,000 Passaic Valley, Rev. Bonds (Swr.
               Syst.), Ser. F, FGIC, 5s, 12/1/13     Aaa              5,770,456
     1,100,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 3/4s, 6/1/39            BBB              1,079,375
                                                                 --------------
                                                                     13,383,145

New York (14.1%)
-------------------------------------------------------------------------------
     7,685,000 NY City, G.O. Bonds, Ser. C, 5 1/2s,
               8/1/12                                A2               8,732,081
     1,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.), 7.95s, 1/1/28     B-/P             1,045,000
       750,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+                548,438
     1,000,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. C, 5 3/4s,
               6/15/26                               AA+              1,093,750
    13,100,000 NY State Dorm. Auth. Mandatory Put
               Bonds, Ser. B, 5 1/4s, 5/15/12        AA-             14,557,375
               NY State Dorm. Auth. Rev. Bonds
               (State U. Edl. Fac.)
     5,905,000 Ser. A, 5 7/8s, 5/15/17               AA-              7,078,619
     8,750,000 MBIA, 5 7/8s, 5/15/11                 Aaa             10,193,750
     1,100,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 6/30/04, cost
               $1,141,503) (RES)                     BB-/P            1,164,625
     4,500,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds (JFK Intl. Air
               Term. - 6), MBIA, 5.9s, 12/1/17       Aaa              4,921,875
       650,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P               686,563
     2,500,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds, Ser. A, 5s, 1/1/32        Aa3              2,556,250
                                                                 --------------
                                                                     52,578,326

North Carolina (3.3%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     2,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             2,102,500
     1,000,000 Ser. B, 5.65s, 1/1/16                 Baa2             1,072,500
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
     3,000,000 Ser. B, 6 1/2s, 1/1/20                Baa1             3,390,000
     5,400,000 Ser. A, MBIA, 5 1/4s, 1/1/19          Aaa              5,940,000
                                                                 --------------
                                                                     12,505,000

North Dakota (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth. Syst. Oblig.
               Group), 7 1/8s, 8/15/24               Baa2             2,187,500

Ohio (1.8%)
-------------------------------------------------------------------------------
     4,000,000 OH State Air Quality Dev. Auth.
               VRDN (Columbus Southern), Ser. C,
               1.77s, 12/1/38                        VMIG1            4,000,000
       500,000 OH State Higher Ed. Fac. Comm.
               Rev. Bonds (John Carroll U.),
               5 1/4s, 11/15/33                      A2                 526,250
     2,170,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,281,213
                                                                 --------------
                                                                      6,807,463

Oklahoma (0.9%)
-------------------------------------------------------------------------------
     1,730,000 Durant, Cmnty. Facs. Auth. G.O.
               Bonds, XLCA, 5 3/4s, 11/1/24          AAA              1,965,713
     1,075,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll., 5 5/8s,
               8/15/29                               AAA              1,220,125
                                                                 --------------
                                                                      3,185,838

Oregon (0.3%)
-------------------------------------------------------------------------------
     1,000,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,076,250

Pennsylvania (8.2%)
-------------------------------------------------------------------------------
     1,000,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 6.7s, 12/1/20     Baa1             1,024,150
     1,350,000 Beaver Cnty., Indl. Dev. Auth. Poll.
               Control Mandatory Put Bonds
               (Cleveland Elec.), 1.76s, 10/1/08     Baa2             1,351,688
     2,025,000 Bucks Cnty., Indl. Dev. Auth.
               Rev. Bonds (USX Corp.), 5.6s, 3/1/33  Baa1             2,057,906
       890,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-               964,538
     5,000,000 Dauphin Cnty., Hosp. Auth.
               Rev. Bonds (Hapsco-Western PA
               Hosp.), Ser. A, MBIA,  6 1/2s,
               7/1/12                                Aaa              5,020,300
     3,000,000 Delaware Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 6.2s, 7/1/19      BBB              3,165,000
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,539,375
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               1,020,000
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds (Colver)
       750,000 Ser. E, 8.05s, 12/1/15                BBB-/P             767,348
       750,000 Ser. D, 7.05s, 12/1/10                BBB-               767,768
     1,500,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-             1,518,750
     1,000,000 (Northampton Generating), Ser. A,
               6 1/2s, 1/1/13                        BBB-             1,015,000
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
       750,000 (Widener U.), 5 3/8s, 7/15/29         BBB+               775,313
     1,100,000 (Philadelphia College of Osteopathic
               Medicine), 5s, 12/1/09                A                1,190,750
     2,505,000 Philadelphia, Gas Wks. Rev. Bonds,
               Ser. A-1, FSA, 5s, 9/1/25             Aaa              2,614,594
     1,473,997 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds
               (Hosp.-Graduate Hlth. Sys.), Ser. A,
               6 1/4s, 7/1/13 (In default) (NON)     Ca                   1,842
     1,100,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,145,375
     3,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s,
               9/1/31                                AAA/P            3,742,500
     1,000,000 West Cornwall, Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College),
               6s, 12/15/27                          BBB+             1,056,250
                                                                 --------------
                                                                     30,738,447

Puerto Rico (0.9%)
-------------------------------------------------------------------------------
     3,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, 6s, 7/1/39        A                3,525,000

South Carolina (2.3%)
-------------------------------------------------------------------------------
       500,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 3/4s,
               11/1/28                               A2                 530,625
     1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,077,500
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance)
       700,000 Ser. A, 7 3/8s, 12/15/21              Baa2               868,875
     1,500,000 Ser. C, 6s, 8/1/20                    Baa2             1,620,000
               SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B
     2,000,000 6 3/8s, 5/15/30                       BBB              1,867,500
     1,500,000 6 3/8s, 5/15/28                       BBB              1,426,875
     1,000,000 Spartanburg Cnty., Solid Waste Disp.
               Rev. Bonds (BMW Project), 7.55s,
               11/1/24                               A1               1,032,600
                                                                 --------------
                                                                      8,423,975

Tennessee (3.2%)
-------------------------------------------------------------------------------
     7,000,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (First Mtg.-
               Mountain States Hlth.),
               Ser. A, MBIA, 6s, 7/1/21              Aaa              7,953,750
     2,425,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                BBB+             2,849,375
               Shelby Cnty., Hlth. Edl. & Hsg. Fac.
               Hosp. Board Rev. Bonds (Methodist
               Hlth. Care)
       630,000 6 1/2s, 9/1/26                        A3                 770,962
       370,000 6 1/2s, 9/1/26                        A3                 443,075
                                                                 --------------
                                                                     12,017,162

Texas (8.0%)
-------------------------------------------------------------------------------
     2,200,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             2,312,750
       500,000 Comal Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial), Ser. A, 6 1/4s,
               2/1/32                                Baa2               514,375
               Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds
     1,000,000 (American Airlines, Inc.), 6 3/8s,
               5/1/35                                Caa2               568,750
     5,000,000 Ser. A, FGIC, 5 3/4s, 11/1/13         Aaa              5,600,000
               Gulf Coast, Waste Disp. Auth.
               Rev. Bonds
     1,000,000 (Valero Energy Corp.), 6.65s, 4/1/32  BBB              1,083,750
     1,250,000 Ser. A, 6.1s, 8/1/24                  Baa2             1,320,313
     1,500,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A, 5 1/4s,
               12/1/17                               A2               1,618,125
     1,900,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               1,455,875
     3,000,000 Nueces Cnty., Port of Corpus Christi
               Rev. Bonds (Union Pacific), 5.65s,
               12/1/22                               Baa2             3,075,000
     1,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             1,623,750
     8,000,000 Texas State Tpk. Auth. Rev. Bonds
               (Central Texas Tpk. Syst.), Ser. A,
               AMBAC, 5 1/2s, 8/15/39                Aaa              8,620,000
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     1,500,000 6 1/8s, 7/1/23                        Baa3             1,501,050
       600,000 6s, 7/1/25                            Baa3               600,000
                                                                 --------------
                                                                     29,893,738

Utah (0.2%)
-------------------------------------------------------------------------------
       675,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1               744,188

Virginia (0.7%)
-------------------------------------------------------------------------------
       500,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3                 510,625
     2,000,000 Richmond, Pub. Util. Rev. Bonds,
               FSA, 5s, 1/15/27                      Aaa              2,095,000
                                                                 --------------
                                                                      2,605,625

Washington (5.1%)
-------------------------------------------------------------------------------
     7,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              7,700,000
     7,430,000 Seattle Wtr. Syst. Rev. Bonds, MBIA,
               4 1/2s, 9/1/11                        Aaa              8,052,263
               Tobacco Settlement Auth. of WA
               Rev. Bonds
       900,000 6 5/8s, 6/1/32                        BBB                869,625
     2,435,000 6 1/2s, 6/1/26                        BBB              2,404,553
                                                                 --------------
                                                                     19,026,441

Wisconsin (1.8%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     2,600,000 7s, 6/1/28                            BBB              2,609,750
     2,600,000 6 3/8s, 6/1/32                        BBB              2,434,250
     1,600,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               1,688,000
                                                                 --------------
                                                                      6,732,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $356,424,462)                                 $373,412,709
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2004. Securities rated by Putnam are indicated by "/P" .

(NON) Non-income-producing security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN and mandatory put bonds, are the current interest rates at October 31, 2004.

      The fund had the following industry group concentrations greater than 10% at October 31, 2004
      (as a percentage of portfolio market value):

          Health care             21.2%
          Utilities               17.3
          Transportation          12.0

      The fund had the following insurance concentrations greater than 10% at October 31, 2004
      (as a percentage of portfolio market value):

          MBIA                    13.3%
          AMBAC                   12.0%

      The dates shown on mandatory put bonds are the next mandatory put dates.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$356,424,462) (Note 1)                                           $373,412,709
-------------------------------------------------------------------------------
Cash                                                                  147,947
-------------------------------------------------------------------------------
Interest and other receivables                                      5,946,470
-------------------------------------------------------------------------------
Total assets                                                      379,507,126

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,310,905
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 74,921
-------------------------------------------------------------------------------
Payable for securities purchased                                    6,145,080
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          609,062
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             52,399
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 45,025
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,524
-------------------------------------------------------------------------------
Other accrued expenses                                                 65,395
-------------------------------------------------------------------------------
Total liabilities                                                   8,304,311
-------------------------------------------------------------------------------
Series A and B Auction Rate Municipal Preferred Shares
(AMPS), (2,920 Series A AMPS and 2,400 Series B AMPS
authorized and issued at $25,000 per share) (Note 4)              133,000,000
-------------------------------------------------------------------------------
Net assets                                                       $238,202,815

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $235,621,087
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,503,892
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (15,910,411)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         16,988,247
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $238,202,815

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($238,202,815 divided by
17,242,049 shares)                                                     $13.82
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2004 (Unaudited)

Interest income:                                                   $9,574,605
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,185,032
-------------------------------------------------------------------------------
Investor servicing (Note 2)                                            58,028
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                62,773
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,314
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,561
-------------------------------------------------------------------------------
Preferred share auction rate agent fees                               171,083
-------------------------------------------------------------------------------
Other                                                                  78,395
-------------------------------------------------------------------------------
Total expenses                                                      1,567,186
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (20,495)
-------------------------------------------------------------------------------
Net expenses                                                        1,546,691
-------------------------------------------------------------------------------
Net investment income                                               8,027,914
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    1,370,157
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        7,421,897
-------------------------------------------------------------------------------
Net gain on investments                                             8,792,054
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $16,819,968
-------------------------------------------------------------------------------

Distributions to Series A and B auction rate municipal preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (846,759)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                               $15,973,209
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,027,914      $17,148,356
-------------------------------------------------------------------------------
Net realized gain (loss) on investments            1,370,157       (3,527,086)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         7,421,897        5,027,526
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        16,819,968       18,648,796

Distributions to Series A and B auction
rate municipal preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (846,759)      (1,324,660)
-------------------------------------------------------------------------------
From ordinary income                                      --           (3,504)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                     15,973,209       17,320,632
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (7,861,499)     (15,723,476)
-------------------------------------------------------------------------------
From ordinary income                                      --          (43,101)
-------------------------------------------------------------------------------
Total increase in net assets                       8,111,710        1,554,055

Net assets
-------------------------------------------------------------------------------
Beginning of period                              230,091,105      228,537,050
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,503,892 and
$2,184,236, respectively)                       $238,202,815     $230,091,105
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                     17,242,049       17,242,049
-------------------------------------------------------------------------------
Preferred shares outstanding at beginning
and end of period                                      5,320            5,320
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                           ended
                                        October 31
Per-share                               (Unaudited)                                 Year ended April 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                    $13.34          $13.25          $13.14          $13.10          $12.52          $13.94
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .47             .99            1.09            1.05            1.00             .98
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .52             .10             .03            (.03)            .56           (1.37)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .99            1.09            1.12            1.02            1.56            (.39)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.05)           (.08)           (.10)           (.13) (e)       (.20)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common shareholders)          .94            1.01            1.02             .89            1.36            (.57)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income:                 (.46)           (.92)           (.91)           (.79)           (.78)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.46)           (.92)           (.91)           (.79)           (.78)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                --              --              --            (.06) (e)         --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                           $13.82          $13.34          $13.25          $13.14          $13.10          $12.52
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                           $12.95          $12.03          $12.48          $12.33          $12.10          $10.56
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                     11.65*           3.55            8.84            8.70           22.37          (25.71)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)          $238,203        $230,091        $228,537        $226,475        $175,018        $167,166
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .68*           1.35            1.35            1.46            1.33            1.29
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                3.10*           6.75            7.46            6.95            6.19            6.27
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     15.77*          20.78           25.90           27.47 (f)       38.53           17.71
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Series A Auction Rate Municipal Preferred Shares were issued in exchange for Series A, Series B and Municipal Income remarketed preferred shares on November 1, 2001, and on the same date, there was an additional issuance of Series B Auction Rate Municipal Preferred Shares.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal Trust III.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Bond Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $16,796,606 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover       Expiration
-----------------------------------
   $2,895,208        April 30, 2005
      242,558        April 30, 2006
      842,438        April 30, 2007
    2,693,917        April 30, 2008
      378,195        April 30, 2009
    2,042,384        April 30, 2010
    1,125,104        April 30, 2011
    6,576,802        April 30, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2005 $208,595 of losses recognized during the period November 1, 2003 to April 30, 2004.


The aggregate identified cost on a tax basis is $356,497,979, resulting in gross unrealized appreciation and depreciation of $19,813,268 and $2,898,538, respectively, or net unrealized appreciation of $16,914,730.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the auction rate municipal preferred shares is generally a 28-day period for Series A and a 7-day period for Series B. The applicable dividend rate for the auction rate municipal preferred shares on October 31, 2004 was 1.40% for Series A and 1.60% for Series B. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding auction rate municipal preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on 0.65% of the fund's average weekly net assets attributable to common and preferred shares outstanding.

If dividends payable on auction rate municipal preferred shares during any dividend payment period plus any expenses attributable to auction rate municipal preferred shares for that period exceed the fund's gross income attributable to the proceeds of the auction rate municipal preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended October 31, 2004, the fund paid PFTC $120,801 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2004, the fund's expenses were reduced by $20,495 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $710, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $55,347,671 and $85,805,080, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A and B Auction Rate Municipal Preferred Shares (AMPS) are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of auction rate municipal preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the auction rate municipal preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the auction rate municipal preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the auction rate municipal preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the auction rate municipal preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the auction rate municipal preferred shares. At October 31, 2004, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                              Common Shares
                                                           Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter               15,428,702           330,224
Charles B. Curtis                   15,400,502           358,424
Myra R. Drucker                     15,393,420           365,506
Charles E. Haldeman, Jr             15,412,181           346,745
Ronald J. Jackson                   15,423,120           335,806
Paul L. Joskow                      15,423,120           335,806
Elizabeth T. Kennan                 15,399,465           359,461
John H. Mullin III                  15,428,702           330,224
George Putnam, III                  15,400,094           358,832
A.J.C. Smith                        15,404,583           354,343
W. Thomas Stephens                  15,423,220           335,706
Richard B. Worley                   15,394,885           364,041

                                            Preferred Shares
                                                           Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter                    4,072                 0
Charles B. Curtis                        4,072                 0
Myra R. Drucker                          4,072                 0
Charles E. Haldeman, Jr.                 4,072                 0
John A. Hill                             4,072                 0
Ronald J. Jackson                        4,072                 0
Paul L. Joskow                           4,072                 0
Elizabeth T. Kennan                      4,072                 0
John H. Mullin III                       4,072                 0
Robert E. Patterson                      4,072                 0
George Putnam, III                       4,072                 0
A.J.C. Smith                             4,072                 0
W. Thomas Stephens                       4,072                 0
Richard B. Worley                        4,072                 0

All tabulations are rounded to nearest whole number.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

216534  12/04

Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004